Exhibit 10.11

LEASE
860113540–110300

THIS LEASE, executed in duplicate this 3rd day of November, 2000, between Stanley Hirsh and Anita Hirsh as Trustees DBA Mercantile Center, hereinafter called Lessor and bebe stores inc., hereinafter called Lessee

WITNESSETH, That for and in consideration of the terms, covenants and conditions herein contained, Lessor hereby leases to Lessee the premises known as Rooms 1135, 1137, 1139    1140 situated on the eleventh floor located at 860 S. Los Angeles Street, Los Angeles, CA 90014

In the City of Los Angeles, County of Los Angeles, State of California, to be used by said Lessee as and for Design Studio and for no other purpose, for the term of two (2) years** see addendum -page 6 commencing on the 1st day of December, 2000, and ending on the 30th day of November, 2002

First: Not Applicable.

•                                          Second: Base Rental.  The Lessee agrees to pay as gross base rent for said premises the sum of forty three hundred eighty five and 00/100 ($4,385.00) per month, due and payable in full on the first day of each month commencing December 1, 2000 through November 30, 2002.

•                                          Third: Additional Rental.  Immediately upon receipt of notice from Lessor that the same is due, Lessee agrees to pay as additional rental: See paragraphs 33, 36, 40, 43, 44, 50, 51, and 52 – see 50th-C on page 5

(1)  All taxes levied and assessed against Lessor on account of trade fixtures, machinery, or other equipment installed or maintained by Lessee on the demised premises.

(3)  Other amounts as herein provided.

Fourth:  Security Deposit - see paragraph 46.

Fifth: Services Supplied By Lessor. Lessor agrees to supply in the demised premises, at Lessor’s expense, during usual business hours, water in the toilets, lavatories, and sinks, if any, heat, through radiators as now installed or which may hereafter be installed by Lessor, when in the judgment of Lessor such heat is necessary, and passenger and freight elevator service.  The Lessor shall be the sole judge as to the amount and kind of service or commodity to be furnished hereunder, provided the same is reasonable.

Lessor agrees, subject to the provisions herein contained, to furnish electricity for Lessee’s use provided the building is equipped to supply such, and if so equipped, to furnish and maintain facilities from which electricity can be obtained by Lessor for Lessee’s use in the leased premises.  The furnishing of electricity and the furnishing and maintenance of facilities for bringing the same into the building does not constitute a sale of such by Lessor to Lessee.  If the building is equipped to supply steam, Lessee shall use in the leased premises only the steam supplied by Lessor, and Lessee shall not install, equip, or operate a boiler to supply his own steam from any other source.

Lessor shall furnish at Lessee’s expense all electric lamps required in the leased premises.

Lessee will notify Lessor in writing of any contemplated increase in power consumption on the demised premises before Lessee uses said increased amount of electricity.

Lessor shall not be liable for any stoppage or interruption in furnishing any of said services or commodities above mentioned or any other service arising under this lease, caused by riots, strikes, labor disputes or accidents, or any other contingency over which the Lessor has no control, or occasioned by making needed repairs, provided the Lessor uses reasonable diligence to resume such service.

Sixth: Assignment and Subletting. Lessee agrees that he will not assign, mortgage or hypothecate this lease, or any interest therein, or sublet the said premises, or any part thereof, without the written consent of the Lessor first had and obtained.  This lease may, at the option of the Lessor, be terminated if the Lessee assign, mortgage or hypothecate this lease of any interest therein or sublet the premises or any part thereof, to be adjudicated a bankrupt or insolvent or make an assignment for the benefit of creditors of if the demised premises of Lessee’s property therein come into the possession of a receiver, sheriff, marshal or other court custodian and be unreleased therefrom for twenty days, and in no event shall this lease be considered as an asset in bankruptcy, receivership or other judicial proceedings.  Any transfer by operation of law, including the taking of possession by the administrator of the estate or executor of the will of the Lessee or by a trustee for the Lessee or any transfer of the premises in a parent, subsidiary or successor corporation or to any partnership having different additional, or lower partners than Lessee, shall be considered an assignment prohibited by this section.  Consent to one assignment by Lessor shall not be deemed to authorize any other assignment.

Seventh: Condition of Premises. The entry of the Lessee into the possession of the said premises shall be a conclusive acknowledgment on Lessee’s part that they are in good and tenantable conditions, and no representations as to the condition thereof or as to the terms of this lease have been made by the Lessor or its agents prior to or at the execution hereof other than herein stated.

Eighth: Alterations to Premises. Without the written consent of the Lessor, no alterations, installations, improvements of changes shall be made in or to the demised premises, or any part thereof, and any alteration, installations, changes or improvements desired by the Lessee, and which the Lessor may consent to have made, shall be made only by or under the direction of the Lessor but at the cost of the Lessee, and any and all structural alterations or Improvement made by the Lessee shall, unless otherwise provided by written agreement, be and become the property of the Lessor and remain upon and be surrendered with the demised premises at the expiration or sooner termination of said term.  At least five (5) days before any of such work is started, Lessee will notify Lessor in writing of the proposed work and will supply Lessor with a surety bond satisfactory to Lessor to protect Lessor against mechanic’s and materialmen’s liens.  Lessee will hold Lessor harmless from any claims or liens asserted against Lessor or the demised premises arising from said work and if any lien is assorted against Lessor or the demised premised as a result of said work, Lessor, at its option, may pay the claim which is the basis of said lien, and Lessee will immediately reimburse Lessor for said amount so paid, plus 7% per annum interest  from the date of payment Lessee will pay Lessor for any attorney’s fee incurred by Lessor, resulting from said lien, claim, or any litigation arising from therefrom.

Ninth: Use of Premises. Lessee will not use or suffer to be used the said premises, or any part thereof, for any purpose other than that hereinabove specified, and particularly said premises shall not be used for cooking, lodging, sleeping or for any immoral purpose, and no objectionable noise or odors shall be permitted to escape from said premises.  Lessee agrees not to connect with the water pipes any apparatus using water without the written consent of Lessor.  The Lessee further promises and agrees not to conduct, directly or indirectly, any auction in the demised premises, nor permit any other person under Lessee’s control to conduct an auction therein.  Lessee will comply with all the laws, ordinances and orders of public authorities relating in his business and the demised premises.

Tenth: Destruction of Premises. If said building shall be totally destroyed this lease shall thereupon terminate.  If said building or demised premises shall be damaged by fire, earthquake or any other cause, without the fault or neglect of Lessee, so that the leased premises become untenantable, then if such leased premises are not made tenantable within ninety (90) days from the date of the injury, this lease may be terminated by either party in the event this lease be so terminated the Lessor premises and agrees to refund to the Lessee all unearned rent theretofore paid in advance.  In any case where the leased premises and rendered untenantable by fire, earthquake or other cause without the fault or neglect of Lessee, the Lessee shall not be bound to pay rent for that period during which such premises remain untenantable.

Eleventh: Repair of Building. The Lessor shall neither be obligated nor required to replace or repair any plumbing in, upon or about said premises, nor be liable or accountable to said Lessee for any damages occurring by reason of any defect therein, nor be liable for any damage occasioned by said premises being out of repair, nor for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes or sewerage, or the bursting, leaking or running of any closet, tank, sprinkler system, plumbing or other damage by water, in above, upon or about said premises, nor any damage occasioned by water or being upon or coming through the roof, skylight, trap door or otherwise, nor for any damage arising from any act or neglect of any co-tenant or other occupants of the same building, or of any owners or occupants of adjoining or continguous party.

The Lessee agrees to pay for all damage to the building as well as all damage to the tenants or occupants thereof caused by the Lessee’s misuse or neglect of said leased premises, its apparatus or appurtenances, Lessee agrees at his own cost and expense to keep the demised premises and each and every part thereof, in good condition and repair at all times during the term hereof; to make promptly any and all repairs, renewals and replacements which may at any time be necessary or proper to put and keep the premises in as good condition as when received by Lessee from Lessor, reasonable wear and tear and damage by fire or other casually excepted; to replace immediately any and all glass which is now or hereafter may be installed in the demised premises, should the same or any part thereof be broken, with other glass of the same quality, and to keep premises and all appurtenances thereto in a clean and sanitary condition.  Lessor shall neither be obligated nor required to furnish janitorial service to Lessee in the leased premises; all janitorial service required by Lessee in said premises shall be furnished by Lessee at Lessee’s expense, Lessor shall maintain at Lessor’s expense entry passages, halls, stairways and rest rooms, not a part of or included in the leased premises, and Lessor shall be the solo judge as to the amount and kind of service to be furnished.  The Lessee hereby expressly waives all right to make repairs at the expense of the Lessor or to deduct the cost thereof from the rent and all rights under Sections 1941 and 1942 of the Civil Code of California.

Twelfth: Lessor’s Right of Entry. The Lessor, Lessor’s officers, agents and representatives shall have the right to enter the demised premises by pass keys or otherwise to examine the same, or to make such repairs and alterations as Lessor may deem necessary for the safety, care of preservation thereof, or of the building or of the comfort or enjoyment or other tenants, or to care for any emergency that may arise, or to show the demised premises to persons wishing on lease the same or for the purpose of serving or posting and keeping posted thereon, legal notices provided by any law which Lessor may deem to be for the protection of Lessor and said property from mechanic’s liens or other liens or in general for the protection of Lessor’s interest.

Thirteenth: Repossession of Premises.  If in compliance with any law or ordinance now or hereafter enacted, or if required to comply with the direction or requirements of any public office, board or commission, it becomes necessary for Lessor to acquire permanently all or any portion of the demised premises.  Lessor shall have the right to repossess the demised premises, of any portion thereof, at any time upon thirty (30) days’ written notice to Lessee, and when said space shall have been so permanently repossessed the Lessor shall, in lieu of any and all claims for damages, allow Lessee a credit on Lessee’s rent in the proportion that the space taken bears to the whole of the demised premises; provided, however, that if the space taken is of such an amount or size as to make the remaining space undesirable to the Lessee, then the Lessee may, upon thirty (30) days’ written notice to Lessor, terminate and cancel this lease.  No exercise by Lessor of any rights herein reserved shall entitle Lessee to damages for any injury or inconvenience occasioned thereby, nor shall Lessee by reason thereof be entitled to any abatement in rent (except as above set forth in case of taking of space permanently).  However, all such work shall be done in such a manner as to cause Lessee the least inconvenience practicable.

Fourteenth:  Condemnation. Should Lessor at any time during the term of the lease agreement be deprived of the building in which the demised premises are situate, or any part thereof, or any part of the land on which it is situated by condemnation or eminent domain proceedings, this lease will terminate, at Lessor’s option, on the date when Lessor is actually deprived of possession of the said land or building, or some part thereof, and thereupon the parties hereto shall be released from all further obligations hereunder, and Lessor shall thereupon repay in Lessee any rental theretofore paid by Lessee and unearned at the date of such termination.  Lessee shall not be entitled to any compensation, allowance, claim or offset of any kind against the Lessor, as damages or otherwise by reason of such condemnation or eminent domain proceedings or by reason of being deprived of the demised premises or the termination of this lease, and said Lessee does hereby waive, renounce and quit claim any right in and to any award, judgment, payment or compensation which shall or may be made or given to the Lessor because of the taking of said premises, or any portion thereof by virtue of any such condemnation or eminent domain proceedings, whether received in any such action or in settlement or compromise thereof by said Lessor.

Fifteenth: Possession of Premises at Beginning of Term.  If Lessor is unable to deliver possession of the demised premises to Lessee at the commencement of the term of this lease because of the retention of the possession thereof by other parties than Lessor or because Lessor is unable to have the premises ready for occupancy by Lessee, then Lessor shall not be liable to Lessee in damages and this lease shall not terminate; provided, however, that Lessee shall have no obligation to pay rent hereunder until possession of the demised premises is delivered to Lessee.  In the event, however, that Lessor does not deliver possession of said premises within sixty (60) days after the time fixed for the beginning of the term hereof, Lessee may, at his opinion, terminate the lease.

Sixteenth Damage to Property or Injury of Person on Premises.  Lessor shall not in any event be liable for any loss or theft of any property in or from the leased premises, nor for any damage or injury to the property of Lessee or any occupant of the leased premises, nor for any damage or injury to the person or Lessee or any such occupant or any person in said building or the leased premises with the express or implied consent of Lessee.  Lessee will hold Lessor harmless from any claims asserted against Lessor by an employee of Lessee or any other person in the building with Lessee’s express or implied consent arising from alleged injury to said person because of claimed negligence in the maintenance or repair or the building or any part thereof.  All freight, express or other articles delivered to Lessor or its employees will be received solely as a courtesy to Lessee and Lessor assumes no liability therefor.

Seventeenth: Name of Building.  The Lessee shall not be allowed to use the name of the building in which the demised premises are located, or words to that effect, in connection with any business carried on in said premises (except as Lessee’s address) without the written consent of Lessor. Lessor reserves the right to change the name and title of the building at any time during the term of said lease and the Lessee hereby expressly consents to such change at the option of the Lessor and waives any and all damages occasioned thereby.

Eighteenth: Default by Lessee.  Should default be made by Lessee in the payment of any of the rents or other moneys provided to be paid hereunder as and when the same become payable or should Lessee or any of Lessee’s agents or employees violate any of the terms or provisions of this lease or should Lessee move out, vacate or abandon the leased premises or any part thereof (absence for ten days after default in payment or rental shall constitute such an abandonment), or should Lessee petition for voluntary bankruptcy or corporate reorganization under Chapter 10, or an arrangement under Chapter 11 of the Bankruptcy Act, or be adjudged a bankrupt, make an assignment for the creditors, or suffer any other person to remain in possession for more than ten (10) days by virtue of a receivership, attachment or execution (or should Lessee remain in the premises after this lease or the leasehold estate has expired or after this lease of the leasehold estate has been terminated either by act of the Lessee, by notice from the Lessor, or by operation of law), the Lessor may, at its option, and without notice to the Lessee, reenter and take possession of the said premises and remove all persons and property therefrom, place Lessee’s property in storage in a public warehouse or other suitable place at the risk and expense of the Lessee and make any repairs, changes, alterations or additions in or to said premises.  Should the Lessor elect to reenter and take possession of said premises under the provisions of this paragraph (whether or not by or through legal proceedings) Lessor may either terminate this lease and recover from the Lessee all damages which the Lessor may incur in recovering possessions of said premises, or the Lessor may relet said premises, or any part thereof, for all or any part of the remainder of said term, to a tenant or tenants satisfactory to it, and at such monthly rental as Lessor may with reasonable diligence secure, and should such monthly rental be less than herein agreed to be paid by the Lessee, said Lessee agrees to pay such deficiency to the Lessor in advance on the first day of each and every month for the term thereof, and to pay to the Lessor, within ten days after such reletting, the costs and expenses which the Lessor may incur by reason thereof.  No reentry of said premises by the Lessor as herein provided shall be construed as an election on its part to terminate this lease unless written notice of such intention is given to the Lessee, which notice may be given at any time prior to the expiration of the term hereof; it being expressly understood that the election of the Lessor not to terminate this lease at the time of or upon taking possession of the demised premises as herein provided shall not be irrevocable but the Lessor may, at any time thereafter, elect to terminate this lease by giving notice of such election as hereinbefore provided, and such termination shall not operate to release the Lessee from any liability theretofore incurred or accrued under the terms hereof.

Nineteenth: Holding Over. If Lessee shall hold possession of the leased premises after the expiration or other termination of this lease with the consent of Lessor, expressed or implied, Lessee shall become a tenant from month to month, upon the other terms and conditions of this lease and at the rate of monthly rental herein specified, which rental shall be payable monthly in advance as herein provided, and such tenancy shall continue until terminated by Lessor or until Lessee shall give Lessor at least thirty (30) days’ notice in writing prior thereto of the termination on the last day of any calendar month.  Nothing herein contained, however, shall be deemed a consent by Lessor to the occupancy or possession of said premises by Lessee after expiration of the term of the lease. No holding of the demised premises by Lessee after the expiration of this lease shall be construed to be a renewal of this lease unless Lessor agrees thereto in writing.  Lessor may change any of the terms of, or terminate, the month-to-month tenancy by a written notice served upon Lessee at any time not less than seven (7) days before the expiration of any monthly term, to be effective upon the expiration of such term.

Twentieth: Notices.  Any notice in any way relating to this lease, or to any matter arising hereunder, shall be deemed to have been served upon Lessee whenever the same in writing, addressed to Lessee, shall be delivered to Lessee personally, or shall be left at the leased premises for Lessee, or shall be mailed to Lessee, postage prepaid, addressed to Lessee at demised premises.

Twenty-first: Lease Subject to Mortgage.  This lease and rights of Lessee are expressly made subject and subordinate to the lien and effect of any and all mortgages and/or deeds of trust in any way affecting said building, or any part thereof, or all or any of the property upon which it is built, whether heretofore or hereafter executed, including their lien and effect as security for any advances made in accordance with their terms, whether heretofore or hereafter made, and whether the making thereof be obligatory or optional.

Twenty-second: Rules of Building.  The Lessee hereby promises and agrees to keep and perform each and all of the rules and regulations of said building hereinafter set forth, which are hereby referred to and made a part hereof.  The Lessor shall have the right to amend or delete said rules and to make other and different rules and regulations limiting, restricting and regulating the privileges of tenants in the said building, and all such rules and regulations so made by the Lessor, after notice thereof to the Lessee, shall be binding upon the Lessee and become conditions of the Lessee’s tenancy and covenants on the part of and to be performed by the Lessee.  Nothing in this paragraph contained, however, shall be deemed or construed as constituting the violation of any such rules or regulations as a breach of this lease unless Lessor shall have given written notice of such violation to Lessee and Lessee shall have failed for a period of five (5) days after the receipt of such notice to remedy such violation.

Twenty-third: Attorney’s fees.  If an action be brought for the recovery of rent or other moneys due or to become due under this lease or by reason of a breach of any covenant herein contained or for the recovery of the possession of said premises or to compel the performance of anything agreed to be done by the Lessee or to enjoin any act contrary to the provisions hereof, or if Lessor is made a party to any legal proceedings because of Lessee’s tenancy in the building, Lessee will pay to the Lessor a reasonable attorney’s fee, to be fixed by the court and which may be included in any judgment that may be rendered in any such action or in any other action.

Twenty-fourth: Modification, Waiver and Alteration.  No modification, alteration or waiver of any term, covenant or condition of this lease shall be valid unless in writing, subscribed by the Lessor or by the Lessor’s agent thereunto authorized in writing.  No waiver of a breach of any covenant or condition shall be construed to be a waiver of any succeeding breach.  No act, delay or omission done, suffered or permitted by the Lessor shall be deemed to exhause or impair any right, remedy or power of the Lessor hereunder.

Twenty-fifth: Powers of Lessor Cumulative.  All rights, powers, options, elections and remedies of or in favor of the Lessor shall be considered cumulative and no one of them as exclusive of any other or of any rights or remedies allowed by law.  The right of the Lessor to collect rent or any other payment, or the right herein given to the Lessor to enforce any provisions of this lease, shall not affect the right of the Lessor to declare this lease void or ended immediately upon the happening of any default upon the part of the Lessee.

Twenty-sixth: Lease Not to be Recorded.  Lessee shall not record this lease without the written consent of the Lessor first obtained. If this lease is recorded by the Lessee or anyone on his behalf, at the option of the Lessor, all rights of the Lessee in the demised premises may be immediately terminated by a written notice to the Lessee.

Twenty-seventh: Signs Prohibited.  Lessee shall not construct, erect or maintain any signs, pennants, flags or other displays on the exterior of the building.

Twenty-eighth: Remedying Lessee’s Defaults.  Lessor may, at its option, remedy any default by Lessee and any moneys expended by Lessor to rectify such default shall be considered additional rental, payable immediately upon notice from Lessor, and shall bear ten percent (10%) interest from the day Lessor makes said expenditures.

Twenty-ninth: Miscellaneous.  The word “Lessee” herein and in all endorsements hereon shall be applicable to one or more Lessees, as the case may be, and the singular shall include the plural and the masculine shall include the feminine and the neuter.  If there be more than one Lessee, their obligations hereunder shall be joint and several.  The heading of each paragraph is done solely to aid in locating provisions of this lease and shall not be considered part of the agreement of the parties.

Thirtieth: (a)  The occurrence of any of the following shall constitute a default and breach of this clause by Lessee:

(i)  Any failure by Lessee to pay the rental or to make any other payment required to be made by Lessee hereunder;

(ii)  The abandonment or vacation of the premises by Lessee;

(iii)  A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for three (3) days after written notice thereof by Lessor to Lessee;

(iv)  The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjugded a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days

(b)  In the event of any such default by Lessee, then, in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate in the manner specified in the Lease.  In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee:

(i)  The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii)  The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonable avoided; plus

(iii)  The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that lessee proves could have been reasonably avoided; plus

(iv)  Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform Lessee’s obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom:

(v)  Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

As used in subparagraphs (i) and (ii) above, the worth at the time of award, is computer by allowing interest at the rate of Ten Per Cent (10%) per annum.  As used in subparagraph (iii) above, the “worth at the time of award” is computer by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus One Per Cent (1%).

(c)  In the event of any such default by Lessee, Lessor also shall have the right, with or without terminating this Lease, to reenter the premises and remove all persons and property from the premises; such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Lessee.

(d)  In the event of the vacation or abandonment of the premises by Lessee or in the event that Lessor shall elect to reenter as provided in paragraph (c) above, or shall take possession of the premises pursuant to legal proceeding of pursuant to any notice provided by law, then, if Lessor does not elect to terminate this Lease as provided in paragraph (b) above, then Lessor, from time to time, without terminating this lease, either may recover all rental as becomes due or relet the premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor, in Lessor’s sole discretion, may deem advisable, with the right to make alterations and repairs to the premises.

In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied first to the payment of an indebtedness other than rent due hereunder from Lessee or Lessor, second to the payment of any cost of such reletting, third to the payment of any cost of any alterations and repairs to the premises, fourth to the payment of rent due and unpaid hereunder, and the residue if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder.  Should that portion of such rentals received from such reletting during any month which is applied by the payment of rent hereunder be less than the rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor from Lessor.  Such deficiency shall be calculated and paid monthly.  Lessee shall also pay to Lessor, as soon as ascertained, any costs and expense incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

(e)  No reentry or taking possession of the premises by Lessor pursuant to paragraphs (c) and (d) of the Article THIRTIETH shall be construed as an election to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.  Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor, at any time after such reletting, may elect to terminate this Lease for any such default.

(f)  In addition to the remedies contained herein Lessor shall have the remedies provided for under Sections 1951.2 and 1951.4  of the Civil Code of the State of California.

Thirty-second:  Lessee agrees to clean the windows of space rented at least three (3) times per year at four- (4) month intervals at Lessee’s expense.  If Lessee neglects such cleaning, Lessor, at Lessor’s option, may have the work done and the costs paid by Lessee.

Thirty third:  Lessor is not obligated to provide any cleaning or janitorial services, but if Lessee shall supply said services to Lessee, Lessor shall be entitled to charge and received from Lessee reasonable compensation for said cleaning services.  This shall be deemed additional rent.

Thirty-fourth:  If Lessor’s right to reentry is exercised following abandonment of the premises by Lessee, then Lessor may consider any personal property belonging to Lessee and left on the premises also to have been abandoned, in which case Lessor may dispose of all such personal property in any manner Lessor shall deem proper and is hereby relieved of all liability for doing so.

Thirty-fifth:  It is understood and agreed that all covenants and agreements of said Lease herein contained are conditions of this Lease and that in default or Lessee’s fulfilling any of same, the Lessor, at any time thereafter, at its option, may forfeit this Lease; and any holding over thereafter by Lessee shall be construed to be a tenancy from month to month only, for the same rental payable in the same manner as stated above.

Thirty-seventh:  The Lessee hereby promises and agrees to keep and perform each and all of the rules and regulations of said building hereinafter set forth which are hereby referred to and made a part hereof.  The Lessor shall have the right to amend or delete said rules and to make other and different rules and regulations limiting, restricting, and regulating the privileges of tenants in the said building and all such rules and regulations so made by the Lessor, after notice thereof to the Lessee, shall be binding upon the Lessee and become conditions of the Lessee’s tenancy and covenants on the part of and to be performed by the Lessee.  Nothing in this Article contained, however, shall be deemed or construed as constituting the violation of any such rules or regulations as a breach of this Lease unless Lessor shall have given written notice of such violation to Lessee and Lessee shall have failed to remedy such violation for a period of five (5) days after the receipt of such notice.

Thirty-eighth:  A. Lessee shall obtain plate glass insurance in which Lessor shall be named as co-insured.

B. Lessee shall carry, during the term here of, $1,000,000.00 combined single limit for bodily injury and personal damage.  Such insurance shall be primary and non contributory.  In the event Lessee fails to obtain any insurance as provided in this Lease, Lessor  may obtain any such insurance, and the cost thereof shall be paid by Lessee as additional rent with the first payment rent which is due subsequent to Lessor’s incurring such cost; and Lessor shall have all remedies to collect the same as rent as in this Lease provided and/or as otherwise provided by law for the collection of rent.  Lessor shall be named co-insured. Lessee agrees to indemnify and hold harmless Lessor, and to include Lessor as additional named insured on the insurance policy in force.

Thirty-ninth:  Lessee covenants that it will not use, suffer, or permit any person to use the demised premises or any part thereof for any use or purpose in violation of the laws of the United States of America, State of California, ordinances, regulations, and requirements of the City of Los Angeles at the County of Los Angeles, or other lawful authorities; and that during said term, the demised premises and every part thereof shall be kept by Lessee in a clean and wholesome condition and that all health and police regulations.  In all respects and at all times, shall be fully complied with by the Lessee and also that all areas contiguous to the demised premises shall be kept by Lessee, safe and secure and conformable to the requirements of the City of Los Angeles and Lessor kept harmless and indemnified at all times against the loss, damage, cost, or expense by reason of a failure so to do in any respect or by reason of any accident, loss, or damage resulting to person or persons or property by reason of any use which may be made of said premises by Lessee and all persons holding or using said premises under or through Lessee or by Lessee’s sufferance or consent.

Fortieth:  If the unit cost of supplies and the rates for insurance premiums, utilities, service contracts and wages for services performed in the building in which the parties are located, excluding garage facilities, are greater in any calendar year during the term hereof than said unit cost or rates in the first calendar year during which this Lease commences, Lessee shall pay as additional rental N.A.% of the increased amount due to the increase in unit cost of rates as applied to the aforesaid items furnished in the year of said increase.

On of about January 10 of any calendar year after the aforesaid first year, Lessor will furnish Lessee with a comparative statement of operating costs for the preceding calendar year and for said first year.  At the time of furnishing such statement, Lessor shall bill Lessee for Lessee’s aforesaid share of said increase in operating costs.  Lessee shall pay in full the amount shown in said statement within thirty (30) days after receipt thereof.  Anything to the contrary in this paragraph and the preceding paragraph notwithstanding, it is expressly understood and agreed that the total of such increases due under this paragraph and the preceding paragraph shall not exceed 5% of the annual rental during any single lease year.

Forty-first:  Assignment, Subletting, Etc.  Lessee shall not assign this Lease or any interest therein, and shall not sublet the demised premises or any portion thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees of Lessee excepted) to occupy or use the demised premises or any portion thereof, without the prior written consent of Lessor; and the consent to one assignment, subletting, occupancy, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by any other person.  Any such assignment, subletting occupancy of use without Lessor’s prior written consent shall be void and, at Lessor’s option, shall terminate this Lease.  Neither this Lease nor any interest therein shall be assignment by operation at law, as to Lessee’s interest, without Lessor’s prior written consent.  If Lessee shall have obtained Lessor’s prior written consent to either assignment, or subleasing, then any rental premium or other consideration paid by such assignee, or sublessee, in excess of the rental provided by this Lease, shall be for the benefit of and shall be immediately paid to Lessor.  In any event, Lessor’s consent to any assignment of subleasing, shall not relieve Lessee from any obligation under this Lease.  In the event that Lessee is a corporation, the hereinafter named majority stockholder(s) shall not transfer, sell, assign, or hypothecate their stock or voting power in said corporation without prior consent of Lessor.  A change in ownership, whether voluntary, by operation of law, or otherwise, of fifty percent or more of the capital stock of Lessee, if Lessee is a corporation, shall at the option of Lessor, be deemed an assignment prohibited hereby.

Lessee agrees to reimburse Lessor for Lessor’s reasonable costs incurred in connection with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or Lessee’s interest in and to the Premises.

If Lessee desires at any time to assign this Lease or to sublet the Premises of any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant’s or assignee’s business to be carried on in the Premises: (iii) the terms and provisions of the proposed sublease or assignment; (iv) such reasonable financial information as Lessor may request concerning the proposed subtenant within thirty (30) days of the proposed subletting; (v) agreement of assignee to assume, pay or perform the obligations of the Lease; and (vi) the purpose clause shall be limited to the same purpose as are set forth in respect to Lessee.

Forty-second:  It is agreed that electric lighting, electric light bulbs, power and utility units, air-conditioning equipment, and attached fixtures, whether installed or provided by Lessor or Lessee and the replacement thereof, are and shall be the property of the Lessor and may not be removed by the Lessee upon any termination of the Lease from any cause.  The Lessee shall maintain at its expense all the foregoing in good condition, replacement and repair during the term of the lease.

Forty-third Lessee shall pay N.A.% of the total tax bill of the BUILDING and land of which the premises are a part.  Said payment shall be due upon demand and statement given by Lessor to Lessee.  If the Lessee is in possession of the leased premises for less than any full year, the Lessee will pay for that period the proportionate amount of the total taxes as his fractional tenancy bears to a full year.  (The tax amount is    -0-     )

Forty-fourth:  Late charges.  Lessee hereby acknowledges that late payment by Lessee in Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.  Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the premises.  Accordingly, if any installment of rent or any sum due from Lessee shall not received by Lessor or Lessor’s designee within five (5) days after said amount is past due, then Lessee shall pay to Lessor a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten percent (10%) of such overdue amount), plus any attorney’s fees incurred by Lessor by reason of Lessee’s failure to pay rent and/or other charges when due hereunder.  The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee.  Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

This provision shall not be construed to relieve Lessee from any default hereunder arising through the failure on the part of Lessee to make any payment at the time and in the manner herein specified.

Forty-fifth:  Waiver.  The waiver by Lessor of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenants, or condition herein contained.  The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

Forty-sixth:  Security Deposit.  Lessee shall deposit with Lessor upon execution hereof $ 8,770.00**

**                                  The security deposit shall increase to equal two month gross rental, when the new rate goes into effect-per addendum -page 6.

as security for Lessee’s faithful performance of Lessee’s obligations hereunder.  If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee’s default, or to compensate Lessor for any loss of damage which Lessor may suffer thereby.  If Lessor so uses or applies all or any portion of said deposit, Lessee shall within (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee’s failure to do so shall be material breach of this Lease.  Lessor shall not be required to keep said deposit separate from its general accounts.  If Lessee performs all of Lessee’s obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use to Lessee (or, at Lessor’s option, to the last assignee, if any, or Lessee’s interest hereunder) fourteen (14) days after the expiration of the term hereof, and after Lessee has vacated the Premises, in broom-swept and good condition and repair.

Forty-seventh:  Substitution of Lease.  The parties hereto agree that the Lessor at its option, may during the term of this Lease of any renewals or extensions thereof, move the Lessee to another location within the building of which the demised premises are a part.  On the effective date of such substitution, this Lease shall cease and terminate as to the above-described premises and become effective as to the substituted space for the same as though this lease had originally covered the substituted space only.  Lessee’s failure to comply with each and all of the provisions hereof from and after the date set forth in a twenty (20) day notice of such substitution, shall constitute a breach of this Lease.

Forty ninth:  CPI.  The minimum monthly net rent shall be adjusted upward (only) as of the 1st day of December – per addendum on page 6 of each year (the adjustment date), beginning in the year 2003, according to the following computations:

The base for computing the adjustment is the index figure for the month of November (the index claim) as shown in the Consumer Price Index (CPI) for all Items Urban Consumers Los Angeles — Long Beach Area based on the period 1967 equals 100, as published by the U.S. Department of Labor’s Bureau of Labor Statistics.  The base figure for the index date is  *  .

The index for the adjustment date shall be computed as a percentage of the base figure.  For example, assuming the base figure on the index date in 173 and the index figure on the adjustment date is 190.3, the percentage to be applied is 190.3 + 173 - 1.10 or 110% .The percentage shall be applied to the initial minimum monthly net rental for the period beginning on the adjustment date and continuing until the next adjustment date (being one year from the previous adjustment date).

The index for the adjustment date shall be the one reported in the U.S. Department of Labor’s most comprehensive official index, then in use and most nearly answering the foregoing description of the index to be used.  If it is calculated from a base different that the base period 1967 equals 100, use for the base figure above,  the base figure used for calculating the adjustment percentage shall first be converted under a formula supplied by the Bureau.

If the described index no longer is being published, another generally recognized as authoritative shall be substituted by agreement of the parties.  If they are unable to agree within ten (10) days after demand by either party, shall be selected by the chief officer of the San Francisco regional office of the Bureau of Labor Statistics or its successor.**

*                         Insert true base figure when obtained. (Base figure for September 2000 was 173.3

**                  The CPI shall be adjusted upward only commencing on per addendum on page 6

The increase is to be in no event less than Seven Percent (7%).  (In addition to the rental payment) of the rental payment due for

END OF RETAIL LEASE

MFG LEASE

Fiftieth: The monthly rent in no event shall be less than the greater of:

(a)  Base Rent increased by the percentage of gross sales; or

(b)  Base Rent increased by the CPI (whatever amount is greater).

**                 50th-C:                           Air-conditioning:  Lessee shall pay $774.00 per month for air conditioning.  Air conditioning shall purchased on a monthly basis.  Request for air-conditioning shall be made in writing to Lessor from Lessee.

IN WITNESS THEREOF, the said parties have hereunto set their hands and seals in duplicate the day and year first hereinbefore written.

MERCANTILE CENTER		bebe stores inc.

By	/s/ Steve Hirsh	/s/ Manny Mashouf	11.10.2000
	Lessor	bebe stores inc.
Dated:	11.10.2000
			Lessee

AMENDMENT TO LEASE

Lease dated November 3, 2000
bebe stores inc. as Lessee

Paragraph 1:

Lessee will have a one time Option to extend said Lease for an additional five-(5) years.  Base rent for said Option period shall include a 5% increase each year using the prior year as the base.  Lessee must give Lessor written notice 120 days prior to the termination of said Lease of Lessee’s desire to exercise it’s Option.  If Lessee does not give Lessor proper notice, said Option shall be null and void.

Paragraph 2:

Space shall be delivered to Lessee in a clean manner.  Said Premises shall be painted white and all existing electrical will be working., and will adequately support the premises and equipment (14 sewing machines, phones, faxes, computers, and other miscellaneous office equipment).

Paragraph 3:

Lessee agrees and understands that Lessor will not provide any additional improvements to said space and any improvements that Lessee elects to do will be at the sole cost to Lessee.  Any construction or improvements must first be submitted to Lessor in writing for Lessors approval.  Lessor will not unreasonably withhold.

Paragraph 4:

Lessee agrees and understands that said space is to be used solely as a design studio only. Lessor has acknowledged the use of up to fifteen sewing machines which will be used for design only. Should Lessee required additional machines for the purpose of design. Lessee agrees to notify Lessor immediately in writing.  Lessor may require Lessee to limit the amount of sewing machines brought into the building.

bebe stores inc.

By:	/s/ Manny Mashouf	Dated:	11.10.00
	Manny Mashouf

Mercantile Center

By:	/s/ Steve Hirsh	Dated:	11-10-00
	Steve Hirsh

Amendment to Lease

Fire Department Regulations and Safety Notice

The following are regulations of the Los Angeles Fire Department for which you are responsible:

1.               EACH SPACE MUST HAVE AT LEAST ONE FULLY CHARGED FIRE EXTINGUISHER with a TAG showing it is current, and must be hung on the wall for easy access, and identified with a FIRE EXTINGUISHER sign.  This fire extinguisher shall be recharged and tagged each year to indicate it has been recharged.

2.               Doors and SECURITY GATES to all spaces must be able to be opened from the inside without any key, tool, or special knowledge.  THIS MEANS THAT THE INSIDE LOCKS OF YOUR SPACE MUST HAVE THUMBTURNS TO PROVIDE EMERGENCY EXIT ACCESS.

PADLOCKS ON YOUR DOORS ARE PROHIBITED.

3.               All Fire Escapes, Entrances AND Exits to your space must remain clear at all times.

4.               NOTHING MAY BE ATTACHED TO THE FIRE SPRINKLER SYSTEM PIPES.  ANYTHING attached to these pipes must be removed immediately.  Make sure that nothing is tied to, or attached to the sprinkler pipes in your space.  This includes all telephone and security alarm wires.

5.               No Extension Cords are permitted.  If you have electric equipment that is not next to an electric outlet, move the equipment near to the outlet, or have a licensed electrician make a new outlet where you need it.  Contact our office before you have any electrical or mechanical work done in your space.

6.               ALL ELECTRIC PANNELS MUST HAVE AT LEAST THREE FEET OF CLEARANCE.  There must be at least three feet clearance in front of the electric panels in your room.

7.               Storage of any flammable materials such as Fabrics, Finished Garments, Paper Goods, Flammable Liquids, or debris near an electric panel is prohibited.

8.               The Mercantile Center does not monitor the above requirements.  It is the sole responsibility of the lessee to govern itself according to the law.

[MC APPAREL PROPERTY MANAGERS LOGO]	Owners & Managers

Cooper Building 860 S, Los Angeles, Street

Merchants Exchange Building 719 S, Los Angeles Street

Mercantile Center 122 E, 7th Street

Terminal Plaza Building 666 S, Los Angeles Street

June 1st, 2000	Bendix Building 1206 S, Maple Avenue

To: All Cooper Building and Mercantile Center Tenants

This is a Los Angeles City Fire Department Requirement:

No Trash or Debris May Be Left Out In the Hallways.

Please take out your trash at the end of each working day after 5:00 PM.

•                  Please do not leave any trash out in the hallways or by the freight elevator during the day.

•                  When trash is left out in the hallways during the daytime, a health and fire safety problem is created for all of us.

•                  If you need additional trash service during the day, please call our office and and we will be sure the trash is taken out quickly without remaining in the hallway.

•                  All cardboard containers and boxes must be broken down flat before they are put out in the hallway to be thrown away.  Open boxes in the hallways create a fire hazard.

If you have any questions, please call the office.

Thank You for your cooperation.

The Mercantile Center Management

MERCANTILE CENTER  •  860 S, LOS ANGELES STREET, LOS ANGELES, CA 90014  •  (213) 627-3754  •  FAX (213) 629-5484

RULES & REGULATIONS OF THE BUILDING REFERRED TO HEREIN AND
CONSTITUTING A PART OF THIS LEASE

1.  The Lessee, and the Lessee’s employees, shall not loiter in the entrance or corridors, or in any way obstruct the sidewalks, entry passages, halls, stairways and elevators, and shall use the same only as passage ways and means of passages to and from their respective offices.

2.  The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the halls shall not be covered or obstructed or in any manner so treated as shall diminish the light in the halls or corridors or be unsightly or show through said glass, without the written consent of Lessor.

The lavatories, sinks, slop-hoppers, water-closets and urinals shall not be used for any purpose other than those for which they were intended, and no rubbish, newspapers or other substances of any kind shall be thrown into them which tend to stop or clog the same, or in any wise damage said fixture.

3.  No awning, shade, sign, advertisement, or notice shall be inscribed, painted or affixed on or to any part of the outside or inside of the building except by the written consent of the Lessor, and except it be of such color, size and style and in such place upon or in the building as may be designated by the Lessor.

All signs on doors or window glass will be painted for the Lessee by the Lessor, but the cost of painting shall be paid by the Lessee.

Lessor hereby expressly reserves the right to use the roof and exterior walls of said building for Lessor’s sole use and benefit, for advertising and/or other purpose, and Lessee shall be entitled to no rights thereon or thereto without the written consent of Lessor first had and obtained.

4.  The location of telephone, telegraph instruments, electric appliances, call boxes, etc., shall be prescribed by the Lessor.

5.  The Lessee shall not permit anything to be done in the building, nor bring nor keep anything therein, which will in any way increase or tend to increase the rate of fire insurance, or which will obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or which shall conflict with the regulations of the Fire Department or with the fire laws or with any insurance policy on the building or any part thereof, or with any laws or ordinances regulating health and sanitation or with any rule or regulation of the Health Department of the City of Los Angeles.  The Lessee shall pay any damages that the Lessee may suffer by a violation of this clause by Lessee, or Lessee’s clerks, agents, employees or servants.

6.  The Lessee and the Lessee’s officers, agents and employees shall not play any musical instrument nor make nor permit any unnecessary or improper noises in the building nor interfere in any way with other tenants or those having business with them, nor smoke nor expectorate in the elevators nor keep in the building any animal, bird or bicycle.

The Lessee and the Lessee’s officers, agents and employees shall not throw cigar or cigarette butts or other substances of any kind out of the windows or doors, or down the passageways or skylights of the building, or sit on or place anything upon the window sills or outside ledges.

7.  Lessee shall see that the windows and doors of said leased premises are closed and securely locked before leaving the building and must observe strict care not to leave windows open when it rains and Lessee shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Lessee or Lessee’s employees leave the building, and that all electricity, gas or air shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the Lessee shall make good all injuries sustained by other tenants or occupants of the building or to the Lessor.

8.  Lessee shall give prompt written notice of any accident or to defects in the plumbing, water pipes, electric wires or heating apparatus, so that the same may be attended to promptly.

9.  Lessee agrees to clean the windows of space leased at least once a month at Lessee’s expense.  If Lessee neglects such cleaning, Lessor may, at Lessor’s option, have the work done and the cost shall be paid by Lessee.

10.  Ice, drinking water, towels and toilet supplies shall be furnished to the Lessee only from such persons as may be satisfactory to the Lessor.

11.  The Lessor shall have the right to limit the weight and size and prescribe the position of all safes and other heavy property brought into the building, and also the times of moving the same in and out of the building; and all such moving shall be done under the supervision of the Lessor.  All safes shall stand on timbers of such size as shall be designated by the Lessor.  The Lessor will not be responsible for loss at or damage to any such safe or property from any cause; but all damages done to the building by moving or maintaining any such safe or property shall be repaired at expense of the Lessee.

All Lessee’s machinery in the premises shall be installed in a good and workmanlike manner as to prevent any unnecessary noise, jar or tremor to the floors or walls.

Machinery or presses calling for water or heavy oiling shall be installed on suitable drip pans to properly prevent leakage of oil or water onto the floor, said installation to be approved by Lessor.  Vents carrying steam or fumes shall be carried to a proper height above the roof on exterior or building as designated by Lessor, to dissipate steam or fumes so as to cause no annoyance to other tenants.

12.  No furniture nor equipment of any kind shall be brought into nor be removed from the building without the consent of the Lessor or Lessor’s agent; and all moving of same, into or out of the building by tenants shall be done at such times and in such manner as Lessor designates, but the Lessor will not be responsible for the loss of or damages to such freight from any cause and no permit, in writing or otherwise, to remove any such furniture, freight or equipment, shall in any wise indicate or be evidence of any consent to cancel or abrogate the lease in any manner.

13.  The requirements of the Lessee will be attended to only upon application at the office of the building. Employees shall not perform any work nor do anything outside of their regular duties unless under special instructions from the office of the building.

14.  Night Watch: After the regular service hours as fixed by Lessor, the building may be in charge of the night watchman or other building employee provided by lessor, and every person entering or leaving the building during such time is expected to be questioned by him as to his business in the building and shall register if thereto required by such employee.

15.  No additional or different lock or locks shall be placed by the Lessee on any door in the building unless written consent of the Lessor shall have first been obtained. Two keys will be furnished by the Lessor without charge and extra keys, if desired, will be furnished through the office of the building upon payment therefor by Lessee. Neither Lessee, Lessee’s agents nor employees shall have any duplicate keys made.

16.  The Lessor may waive any one or more of these rules for the benefit of any particular tenant or tenants of said building from time to time as Lessor sees fit, but no such waiver by the Lessor of any such rule shall be construed as a waiver of such rule in favor of any tenant or tenants of said building, nor prevent the Lessor from thereafter enforcing any such rule against any or all of the tenants of said building.

17.  No freight permitted in passenger elevators, Premises and building are closed from 5:30 P.M. Saturday to 6:30 A.M. Monday.  No facilities or service will be maintained by Lessor during said time except upon special written arrangement with Lessee and at the expense of Lessee (watchman, electricity, etc.) No children permitted in the premises unless in the immediate physical custody of parent.

18.  No janitor or electrical service is provided by Lessor.

19.  Lessee agrees that it shall not permit or place any rubbish, cartons or debris in hallways (see also Rules and Regulations No. 1 and 5)

AMENDMENT/EXTENSION TO LEASE

LESSOR:                                          Mercantile Center

LESSEE:                                               bebe stores Inc.

ORIGINAL PREMISES:	Room 1135,1137,1139 & 1140, situated on the eleventh floor located at 860 S. Los Angeles Street, Los Angeles, CA 90014

This Extension/Amendment to Lease is dated, November 3, 2000 (“Lease”) for the original Premises is hereby entered into by and between Lessor and Lessee for the purpose of Amending the Lease and Extensions and Amendment thereof dated; June 1, 2001, October 21, 2001 and March 12, 2002, to accommodate Lessee’s request to add another space known as room 640.  This amendment to lease is dated for reference purposes only, this 3th day of September, 2002.

In consideration of the mutual promises herein set forth and other valuable consideration, the parties agree as follow:

1.          PREMISES:

1.1             The description of the original Premises set forth in paragraph 1.1 of the lease is hereby amended by deleting said description in its entirety and inserting in its place the following: rooms 600 and 640 situated on the sixth floor located at 860 S. Los Angeles Street, Los Angeles, CA 90014 (herein referred to as the ‘New Premises’). The description of the New Premises set forth in paragraph 1.1 shall become effective September 16, 2002.

2.                                      RENT:

a)                  The Gross Base rental for rooms 600 shall remain the same per lease amendment dated January 17, 2002.

b)                  The Gross base rent for room 640 shall be thirty three hundred twenty five and 00/100 ($3,325.00) per month commencing September 16, 2002 through August 31, 2003.  The second and third year commencing September 1, 2003 and September 1, 2004, the gross base rent shall increase by the increase in actual CPI (Consumer Price Index) from previous year.

3.                                      TERM:

a)                        The term of said Extension/Amendment of Lease for rooms 600 shall remain the same per lease amendment dated January 17, 2002.

b)                        The Lease term for room 640 shall be for twenty nine (29) months commencing September 16, 2002 though February 28, 2005.

4.                                      SECURITY DEPOSITS:

Lessee currently has $29,000.00 in security deposit, Lessee shall pay an additional $6,650.00 for room #640 to bring the security deposit to $35,650.00.  The security deposit shall increase to equal two month gross base rent when the new rate goes into effect and at annual CPI increases.

5.                                      Air-Conditioning:  Lessee shall pay $3,000.00 per month for air conditioning for Room #600 and $525.00 for Room 640.  Air conditioning shall be purchased on a monthly basis.  Request for air conditioning shall be made in writing from Lessee to Lessor.

6.                                      Paragraph-Fortieth:  Shall be amended to read: Lessee shall pay as additional rental 5.263% for room 600 and .1914% of the increased amount due to the increase rate costs as applied to the aforesaid items furnished in the year of said increase.

7.                                      RATIFICATION OF LEASE:

The Lease is hereby ratified in all respects except as herein specifically amended which amendments are hereby incorporated into the Lease.

The parties hereto have executed this Amendment to Lease at the place and on the date specified immediately adjacent to their respective signatures.

Executed on 9-9-02

at Los Angeles, CA

Mercantile Center	bebe stores inc.

/s/ Steve Hirsh	/s/ Manny Mashouf
Lessor	Manny Mashouf Lessee

AMENDMENT/EXTENSION TO LEASE

LESSOR:	Mercantile Center

LESSEE:	bebe stores inc.

ORIGINAL PREMISES:	Rooms 1135, 1137, 1139 & 1140, situated on the eleventh floor located at 860 S. Los Angeles Street, CA 90014

This Extension/Amendment to Lease is dated, November 3, 2000 (“Lease”) for the original Premises is hereby entered into by and between Lessor and Lessee for the purpose of Amending the Lease and Extensions and Amendment thereof dated; June 1, 2001 and October 21, 2001, to accommodate Lessee’s request to move to a bigger space and amend paragraph fortieth of the original lease.  This amendment to lease is dated for reference purposes only, this 15th day of January, 2001.

In consideration of the mutual promises herein set forth and other valuable consideration, the parties agree as follow:

1.	PREMISES:
1.1

The description of the original Premises set forth in paragraph 1.1 of the lease is hereby amended by deleting said description in its entirety and inserting in its place the following: room 680 situated on the sixth floor located at 860 S. Los Angeles Street, Los Angeles, CA 90014 (herein referred to as the ‘New Premises’). The description of the New Premises set forth in paragraph 1.1 shall become effective March 1, 2001.

2.		RENT:

The Gross Base rental for two (2) years shall be fourteen thousand five hundred and 00/100 ($14,500.00) per month, due and payable in full on the first day of each month commencing March 1, 2002 through February 28, 2003. The second and third year thereafter commencing March 1, 2003 and March 1, 2004 the gross base rent shall increase by the increase in actual CPI (Consumer Price Index) from previous year, CPI increase not to exceed 3%.

3.		TERM:

The term of said Extension/Amendment of Lease shall be three (3) years commencing March 1, 2002 through February 28, 2005. Lessee will have a one time option to extend the lease for an additional thee (3) years.  Gross Base rent for said Option period shall include a CPI increase each year but not to exceed 3% using the prior year as the base. Lessee must give Lessor written notice 90 days prior to the termination of said Lease of Lessee’s desire to exercise it’s option. If Lessee does not give Lessor proper notice, said option shall be null and void.

4.		SECURITY DEPOSITS:

Lessee currently has $12,310.00 in security deposit on record.  Lessee shall pay an additional $16,690.00 to increase the security deposit to $29,000.00. The second and third concurrently Lessee shall also be billed the additional security deposit required to reflect the same CPI percentage increase.

5.

Air-Conditioning:  Lessee shall pay $3000.00 per month for air conditioning.  Air conditioning shall be purchased on a monthly basis.  Request for air conditioning shall be made in writing from Lessor to Lessee.

6.

Paragraph-Fortieth: Shall be amended to read: Lessee shall pay as additional rental 5.263 % of the increased amount due to the increase rate costs as applied to the aforesaid items furnished in the year of said increase.

7.		RATIFICATION OF LEASE:
The Lease is hereby ratified in all respects except as herein specifically amended which amendments are hereby incorporated into the Lease.

The parties hereto have executed this Amendment to Lease at the place and on the date specified immediately adjacent to their respective signatures.

Executed on 1-17-02
at Los Angeles, CA

Mercantile Center	bebe stores, inc.

/s/ Steve Hirsh	/s/ Manny Mashouf
Lessor	Lessee

AMENDMENT/EXTENSION TO LEASE

LESSOR:	Mercantile Center

LESSEE:	bebe stores inc.

ORIGINAL PREMISES:	Room 1135, 1137, 1139 and 1140 situated on the tenth floor located at 860 S. Los Angeles Street, CA 90014

This Extension/Amendment to Lease is dated, November 3, 2000 (“Lease”) for the original Premises is hereby entered into by and between Lessor and Lessee for the purpose of Amending the Lease and Extensions and Amendment thereof dated; to accommodate Lessee’s request to add a space known as room #1136. This amendment to lease is dated for reference purposes only, this 11th day of October, 2001.

In consideration of the mutual promises herein set forth and other valuable consideration, the parties agree as follows:

1.	PREMISES:
1.1

The description of the original Premises set forth in paragraph 1.1 of the lease is hereby amended by deleting said description in its entirety and inserting in its place the following: rooms 1132, 1134, 1135, 1136, 1137, 1139 and 1140 situated on the eleventh floor located at 860 S. Los Angeles Street, Los Angeles, CA 90014 (herein referred to as the “New Premises”). The description of the New Premises set forth in paragraph 1.1 shall become effective October 15, 2001.

	1.2	No changes shall be made to the space. All existing demising walls shall remain in place.

2.		RENT:
a) The Gross Base rental for rooms 1132, 1134, 1135, 1137, 1139 and 1140 shall remain the same at fifty five hundred thirty five and 00/100 ($5,535.00) per month.

b) The Gross Base rental for room 1136 shall be six hundred twenty and 00/100 ($620.00) per month due and payable in full on the first day of each month commencing October 15, 2001 and continue on a month to month basis.

3.		TERM:
a. The term of said Extension/Amendment of Lease for rooms 1132, 1134, 1135, 1137, 1139 and 1140 shall remain the same per lease amendment/extension to lease dated June 1, 2001.

b. The term for room 1136 shall be month to month. This space may be returned to Lessor with 30-thirty day written notice by Lessee, or be recovered by Lessor with 30-thirty day written notice to Lessee from Lessor. The term shall commence (Room 1136) Nov. 1, 2001

4.		SECURITY DEPOSITS:
The security Deposit currently is $11,070.00, Lessee shall pay an additional $1,240.00 of security deposit for room #1136.

5.

Air-Conditioning:  Lessee shall pay $1,195.65 per month for air conditioning.  Air conditioning shall be purchased on a monthly basis.  Request for air conditioning shall be made in writing from Lessor to Lessee.

6.		RATIFICATION OF LEASE:
The Lease is hereby ratified in all respects except as herein specifically amended which amendments are hereby incorporated into the Lease.

The parties hereto have executed this Amendment to Lease at the place and on the date specified immediately adjacent to their respective signatures.

Executed on 10/25/01
at Los Angeles, CA

Mercantile Center	bebe stores inc.

/s/ Steve Hirsh	/s/ Manny Mashouf
Lessor	Lessee

AMENDMENT/EXTENSION TO LEASE

LESSOR:	MERCANTILE CENTER

LESSEE:	bebe stores inc.

ORIGINAL PREMISES:	Room 1135, 1137, 1139 and 1140, situated on the eleventh floor located at 860 S. Los Angeles Street, CA 90014

This Extension/Amendment to Lease is dated, November 3, 2000 (“Lease”) for the original Premises is hereby entered into by and between Lessor and Lessee for the purpose of Amending the Lease and Extensions and Amendment thereof dated; to accommodate Lessee’s request to add another space known as rooms # 1132 & 1134.  This amendment to lease is dated for reference purposes only, this 25th day of May 2001.

In consideration of the mutual promises herein set forth and other valuable consideration, the parties agree as follow:

1.	PREMISES:
1.1

The description of the original Premises set forth in paragraph 1.1 of the lease is hereby amended by deleting said description in its entirety and inserting in its place the following:  rooms 1132, 1134, 1135, 1137, 1139 and 1140 situated on the eleventh floor located at 860 S. Los Angeles Street, Los Angeles, CA 90014 (herein referred to as the ‘New Premises’). The description of the New Premises set forth in paragraph 1.1 hereof shall become effective May 25, 2001.

2.		RENT:
The Gross Base rental shall be fifty five hundred eighty one and 00/100 ($5,535.00) per month, due and payable in full on the first day of each month commencing June 1, 2002 through November 30, 2002.

3.		TERM:
The term of said Extension/Amendment of Lease shall be eighteen (18)month(s), commencing June 1, 2001 through November 30, 2002.

4.		SECURITY DEPOSITS:
Lessee currently has $8,770.00 in security deposit; Lessee shall pay an additional amount of $2,300.00 to increase the security deposit to $11,070.00.

5.		Air-Conditioning: Lessee shall pay $998.00 per month for air conditioning. Air conditioning shall be purchased on a monthly basis. Request for air conditioning shall be made to Lessor from Lessee.

6.		RATIFICATION OF LEASE:
The Lease is hereby ratified in all respects except as herein specifically amended which amendments are hereby incorporated into the Lease.

The parties hereto have executed this Amendment to Lease at the place and on the date specified immediately adjacent to their respective signatures.

Executed on 6/01/01
at Los Angeles, CA

MERCANTILE CENTER	bebe stores inc.

/s/ Steve Hirsh	/s/ Manny Mashouf
Lessor	Lessee